Unaudited Condensed Consolidated Statement of Operations - USD ($) $ in Thousands	9 Months Ended
	Sep. 30, 2021	Sep. 30, 2020
OPERATING EXPENSES:
Research and development	$ 70,827	$ 55,267
General and administrative	37,219	14,923
Total operating expenses	108,046	70,190
LOSS FROM OPERATIONS:	(108,046)	(70,190)
OTHER (EXPENSE) INCOME NET:
Other income, net	493	748
Interest income, net	350	144
Benefit from R&D tax credit	1,541	11,127
Total other income, net	2,384	12,019
Loss before income taxes	(105,662)	(58,171)
Income tax expense	(29)	(74)
Net loss	$ (105,691)	$ (58,245)
Net loss per share attributable to ordinary shareholders—basic and diluted	$ (2.96)	$ (8.39)
Weighted average ordinary shares outstanding—basic and diluted	35,686,751	6,940,608